UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2024

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850

Dallas, Texas 75201

(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Beneficient (the “Company”) held a Special Meeting of Stockholders (the “Meeting”). Holders of shares of the Company’s Class A common stock, $0.001 par value per share (the “Class A Common Stock”), and of the Company’s Class B common stock, $0.001 par value per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), representing a total of 5,175,238 votes were present or represented by proxy at the Meeting, representing approximately 82.2% of the Company’s total voting power as of the May 24, 2024 record date for the Meeting. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 10, 2024.

Proposal 1: To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Class A Common Stock to YA II PN, LTD. (“Yorkville”), pursuant to that certain Standby Equity Purchase Agreement, dated June 27, 2023, by and between the Company and Yorkville (the “SEPA”), which shares may represent more than 20% of the Company’s issued and outstanding Common Stock, as of the date of the SEPA.

Votes Cast For	Votes Cast Against	Abstentions
3,320,748	1,854,239	251

Proposal 2: To approve an adjournment of the Meeting, to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

Votes Cast For	Votes Cast Against	Abstentions
3,320,205	1,854,185	848

Based on the foregoing votes, both Proposal 1 and Proposal 2 were approved. No other matters were submitted to or voted on by the Company’s stockholders at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer
Dated:	June 21, 2024